                                                       Exhibit No. EX-99.h.2.a.i

                              GARTMORE MUTUAL FUNDS
                          ADMINISTRATIVE SERVICES PLAN
                                    Exhibit A

                     (Amended, Effective September 20, 2006)

Gartmore Mid Cap Growth Leaders Fund                                A, D, R, Institutional Service
   (formerly Gartmore Millennium Growth and Nationwide
   Mid Cap Growth Fund)
Gartmore Growth Fund (formerly Nationwide Growth Fund)              A, D, R, Institutional Service
Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)      A, D, R, Institutional Service
Gartmore Bond Fund                                                  A, D, R
   (formerly Nationwide Bond Fund)
Gartmore Tax-Free Income Fund                                       A, D
   (formerly Nationwide Tax-Free Income Fund)
Gartmore Government Bond Fund
   (formerly Nationwide Intermediate U.S. Government Bond Fund and Nationwide Government Bond Fund)
Gartmore Money Market Fund                                          Prime, Service
   (formerly Nationwide Money Market Fund)
Gartmore S&P 500 Index Fund (formerly Nationwide S&P                A, R, Service, Institutional
   500 Index Fund)                                                                      Service
Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund         A, R, Institutional Service
   and Prestige Small Cap Fund)
Gartmore Large Cap Value Fund                                       A, R, Institutional Service
   (formerly Prestige Large Cap Value Fund and
   Nationwide Large Cap Value Fund
Gartmore Short Duration Bond Fund                                   A, Service, IRA
   (formerly Morley Capital Accumulation Fund,
   Nationwide Morley Capital Accumulation Fund and Gartmore
   Morley Capital Accumulation Fund)
Gartmore U.S. Growth Leaders Fund                                   A, R, Institutional Service
   (formerly Nationwide Focus Fund and Gartmore
Growth 20 Fund)
Gartmore High Yield Bond Fund                                       A, R, Institutional Service
   (formerly Nationwide High Yield Bond Fund)
Gartmore Value Opportunities Fund                                   A, R, Institutional Service
   (formerly Nationwide Value Opportunities Fund)
Gartmore Enhanced Income Fund                                       A, R, Institutional Service
   (formerly Gartmore Morley Enhanced Income Fund and
   Nationwide Morley Enhanced Income Fund)
Gartmore Small Cap Index Fund (formerly Nationwide
   Small Cap Index Fund)                                            A, R
Gartmore Mid Cap Market Index Fund (formerly Nationwide Mid Cap     A, R
   Market Index Fund)
Gartmore International Index Fund (formerly Nationwide              A, R
   International Index Fund)
Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund)      A, R
Gartmore Investor Destinations Aggressive Fund                      A, R, Service
   (formerly Investor Destinations Aggressive Fund and
   Nationwide Investor Destinations Aggressive Fund)
Gartmore Investor Destinations Moderately Aggressive Fund           A, R, Service
   (formerly Investor Destinations Moderately Aggressive Fund and Nationwide Investor Destinations Moderately
            Aggressive Fund)
Gartmore Investor Destinations Moderate Fund                        A, R, Service
   (formerly Investor Destinations Moderate Fund and
   Nationwide Investor Destinations Moderate Fund)
Gartmore Investor Destinations Moderately Conservative Fund         A, R, Service
   (formerly Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Moderately
            Conservative Fund)
Gartmore Investor Destinations Conservative Fund                    A, R, Service
   (formerly Investor Destinations Conservative Fund
   and Nationwide Investor Destinations Conservative
   Fund)
Gartmore Global Technology and Communications Fund                  A, R, Institutional Service
   (formerly Nationwide Global Technology
   and Communications Fund)
Gartmore Global Health Sciences Fund                                A, R, Institutional Service
   (formerly Nationwide Global Life Sciences Fund)
Gartmore Emerging Markets Fund                                      A, R, Institutional Service
Gartmore International Growth Fund                                  A, R, Institutional Service
Gartmore Worldwide Leaders Fund                                     A, R, Institutional Service
   (formerly Gartmore Global Leaders Fund)
Gartmore European Leaders Fund                                      A, Institutional Service
   (formerly Gartmore European Growth Fund)
Gartmore Small Cap Growth Fund (formerly Gartmore Global Small      A, R, Institutional Service
   Companies Fund)
Gartmore Global Financial Services Fund                             A, R, Institutional Service
Gartmore Global Utilities Fund                                      A, R, Institutional Service
Gartmore Nationwide Leaders Fund                                    A, R, Institutional Service
Gartmore Micro Cap Equity Fund                                      A, R, Institutional Service
Gartmore Mid Cap Growth Fund                                        A, R, Institutional Service
Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore     A, R, Institutional Service
   Long-Short Equity Plus Fund)
Gartmore Convertible Fund                                           A, R, Institutional Service
Gartmore China Opportunities Fund                                   A, R, Institutional Service
Gartmore Global Natural Resources Fund                              A, R, Institutional Service
Gartmore Optimal                                                    A, R, Institutional Service
   Allocations Fund: Aggressive
Gartmore Optimal                                                    A, R, Institutional Service
   Allocations Fund: Moderately
   Aggressive
Gartmore Optimal                                                    A, R, Institutional Service
   Allocations Fund: Moderate
Gartmore Optimal                                                    A, R, Institutional Service
   Allocations Fund: Specialty
NorthPointe Small Cap Growth Fund                                   A, R, Institutional Service
NorthPointe Small Cap Value Fund                                    A, R, Institutional Service
Gartmore Small Cap Leaders Fund                                     A, R, Institutional Service
Gartmore Hedged Core Equity Fund                                    A, R, Institutional Service

______________

The Funds shall pay amounts not  exceeding on an annual  basis a maximum  amount of:

(a)  25 basis  points  (0.25%)  of the  average  daily net assets of the Class A
     Shares of the Funds;

(b)  25 basis  points  (0.25%)  of the  average  daily net assets of the Class D
     Shares of the Funds;

(c)  25 basis  points  (0.25%)  of the  average  daily net assets of the Class R
     Shares of the Funds;

(d)  25 basis  points  (0.25%) of the  average  daily net assets of the  Service
     Class Shares of the Funds;

(e)  25  basis  points   (0.25%)  of  the  average   daily  net  assets  of  the
     Institutional Service Class Shares of the Funds;

(e)  25 basis points (0.25%) of the average daily net assets of the Prime Shares of the Gartmore Money Market Fund; and

(f)  25 basis  points  (0.25%) of the average  daily net assets of the IRA Class
     Shares of the Gartmore Short Duration Bond Fund.